                                                                    EXHIBIT 10.5

                               PLEDGE AGREEMENT

     THIS PLEDGE AGREEMENT ("Agreement") is made and entered into this 30th day of January, 1996, by and between Todd Kinion, of 36 Playa Boulevard, La Selva Beach, California 95076 ("Pledgor"), DLJ Capital Corporation, Sprout II, L.P., Sprout CEO Fund, L.P. (collectively, the "Investors") and Hall, Kinion & Associates, Inc. having a principal place of business of 5300 Stevens Creek Boulevard, San Jose, California 95129 ("Pledgee"). Pledgor and Pledgee recite and agree as follows:

                                   RECITALS

     WHEREAS, Pledgor has delivered to the Pledgee a Secured Promissory Note dated January 30, 1996, in the principal amount of $2,000,000.00 (the "Secured Promissory Note"); and

     WHEREAS, the parties hereto desire to cause all of Pledgor's obligations under the Secured Promissory Note to be secured by 800,000 shares of the Common Stock of Pledgee owned by Pledgor (the "Shares").

     NOW, THEREFOR, for good and valuable consideration, Pledgor and Pledgee agree as follows:

     1.   Delivery.  Pledgor hereby delivers to the Secretary of Hall, Kinion &
          --------
Associates, Inc. ("Escrow Agent"), Certificate No. 47, representing all of the Shares, and accompanied by a stock power endorsed in blank. The said Shares shall be referred to herein as the "Security." Pledgor hereby pledges the Security to secure all of Pledgor's obligations under the Secured Promissory Note; provided, however, in any event (i) on July 30, 1996, 160,000 Shares shall be released from the pledge created by this Pledge Agreement and the escrow, and
(ii) on January 30, 1997, an additional 160,000 Shares shall be released from the pledge created by this Pledge Agreement and the escrow.

     2.   Terms and Conditions. Escrow Agent shall hold the Security on the
          --------------------
following terms and conditions:

          (a) During the term of the pledge, all cash dividends paid in respect of the Security shall be delivered to Pledgee; any remaining cash dividends shall be delivered to Pledgor. In the event of a default under the Secured Promissory Note by Pledgor that is not timely cured by Pledgor, then all rights and title pertaining to the Security shall immediately inure to and transfer to Pledgee on a signed declaration under penalty of perjury delivered to the Escrow Agent that there has been a default and that said default has not been timely cured.

          (b) Pledgor agrees to pay prior to delinquency, all taxes, charges, liens and assessments, if any, against the Security, and upon the failure of Pledgor to do so, Pledgee at its option may pay any of them; provided, however,
                                                             --------  -------
that Pledgee shall not have any right to make any such payment if Pledgor shall, in good faith and in accordance with prescribed statutory or other procedures, contest the validity or legality of any such tax, charge, lien or assessment.

     3.   Event of Default.  The occurrence of any one or more of the following
          ----------------
shall constitute an "event of default" hereunder:

          (a) the non-payment of any installment of principal or interest under the Secured Promissory Note;

          (b) the levy of any attachment, execution or other process against any of the Security, which is not vacated within thirty (30) days; or

          (c) any breach of or default under the terms of this Agreement or the Secured Promissory Note by Pledgor.

     4.   Remedies. Upon the occurrence of any event of default, after providing
          --------
Pledgor with sixty (60) days' written notice of time to cure such defaults under 3(b) or 3(c) (ten (10) days in the case of a breach for non-payment), Pledgee or Escrow Agent may take in payment therefor that number of shares (not to exceed the number of Shares then subject to this Pledge and held under this Pledge Agreement, and not to be less than 320,000 shares) equal in fair market value (as defined below) to the aggregate principal amount and interest then due under the Secured Promissory Note;

     For purposes of this Pledge Agreement, fair market value shall be equal to
(i) at the time of a Qualified Public Offering, the price per share that represents the price of the Pledgee's Common Stock on the effective date and time of such offering, (ii) at the time of a Merger (as defined in subsection 2(c)(i) of the Pledgee's Amended and Restated Articles of Incorporation), the fair market value of the Common Stock will be determined in that subsection,
(iii) at any other time, the fair market value will be determined by a financial appraiser that shall be mutually acceptable to the Board of Directors of the Pledgee and Pledgor, the expenses of such appraisal to be borne equally by the Pledgee and Pledgor. If the Pledgee and Pledgor cannot agree upon a single appraiser, the Pledgee shall choose an appraiser, Pledgor shall choose an appraiser and these two appraisers shall select a third appraiser. Those three appraisers shall each determine a fair market value for the Shares and fair market value shall be equal to the average of these three appraisals, the expenses of such appraisal to be borne equally by the Pledgee and Pledgor;

     As set forth above, Pledgee, by written notice to Pledgor, may propose to retain the Security (equal in fair market value to the aggregate principal amount and interest then due under the Secured Promissory Note, but in no event less than 320,000 shares) in satisfaction of Pledgor's obligations under this Agreement. Pledgor waives all of Pledgor's rights under the California Commercial Code with respect to causing a sale of such Security. Pledgor shall not be liable for any deficiency if the value of the Security is less than the amount of aggregate principal and interest due under the Secured Promissory Note.

     5.   Redemption.  At any time before Pledgee has sold or otherwise
          ----------
disposed of the Security in accordance with paragraph (a) of Section 4 of this Agreement, Pledgor may, unless otherwise agreed in writing after the occurrence of any event of default, redeem the Security by tendering to Pledgee:

          (a) the total amount of Pledgor's payment obligations under the Secured Promissory Note then outstanding;

          (b) all amounts, if any, due to Pledgee under this Agreement; and

          (c) the reasonable expenses of holding, preparing for sale, selling and the like, and to the extent not prohibited by law, the reasonable attorneys' fees and legal expense incurred by Pledgee. Upon such redemption, the Security shall be released to Pledgor.

     6.   Miscellaneous.
          -------------

          (a) Any forbearance or failure or delay by Pledgee in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy, and any single or partial exercise of any right, power or remedy hereunder shall not preclude the further exercise thereof

          (b) Any notice or other communication required or which may be given hereunder shall be in writing and shall be delivered personally or sent by courier or sent by certified or registered mail, postage prepaid, and shall be deemed given when so delivered personally or sent by courier or, if mailed, upon receipt thereof, at the addresses as indicated in the first paragraph of this Agreement, or at such other address as may be designated by notice given to the other parties hereto in the foregoing manner.

          (c) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, assigns and personal representatives. This Agreement shall be governed by California law excluding that body of law pertaining to conflicts of law.

          (d) If either the Pledgor or Pledgee institutes an action or other legal proceeding against the other based upon a cause of action arising out of this Pledge Agreement, the prevailing party in such action or proceeding shall recover from the other party the reasonable fees and expenses of such prevailing party's attorneys incurred in connection therewith.

          (e) This Pledge Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts together shall constitute one and the same instrument.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          (f) Pledgor understands and agrees that the Pledgee shall cause the legend set forth below, or a legend substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares:

          THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN THE PLEDGE AGREEMENT DATED JANUARY ___, 1996 (THE "PLEDGE AGREEMENT") BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THESE SHARES (THE "HOLDER") TO SECURE THE PAYMENT OBLIGATIONS OF THE HOLDER UNDER A SECURED PROMISSORY NOTE DATED JANUARY ___, 1996 (THE "NOTE"). THESE SHARES MAY NOT BE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNTIL ALL OF THE HOLDER'S OBLIGATIONS UNDER THE PLEDGE AGREEMENT AND THE NOTE HAVE BEEN DISCHARGED IN FULL.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                        "PLEDGOR"

                                                 /s/Todd Kinion
                                        ------------------------------------
                                                      (Signature)
                                                      TODD KINION

                                        "PLEDGEE"

                                        HALL, KINION & ASSOCIATES, INC.


                                        By:      /s/ Keith Corbin
                                           ---------------------------------
                                        Name:  Keith Corbin
                                        Its:  CFO

     The undersigned Escrow Agent agrees to serve as escrow agent hereunder subject to the terms and conditions set forth in the Escrow Agreement attached hereto as Exhibit A. To the extent any of the terms of this Pledge Agreement conflict with any of the terms of the Escrow Agreement with respect to the rights and obligations of the Escrow Agent, the terms of the Escrow Agreement shall prevail; otherwise the terms of this Agreement will prevail in the case of a conflict.

                                        "ESCROW AGENT"

                                        SECRETARY OF HALL, KINION &
                                        ASSOCIATES, INC.

                                                 /s/Todd Kinion
                                        ------------------------------------
                                        Name:

                                        DLJ CAPITAL CORPORATION


                                        By:      /s/Paul H.Bartlett
                                           ----------------------------------
                                           Paul H. Bartlett
                                           Attorney in Fact


                                        SPROUT GROWTH II, L.P.


                                        By:      /s/Paul H. Bartlett
                                           ----------------------------------
                                           Paul H. Bartlett
                                           Attorney in Fact


                                        SPROUT CEO FUND, L.P.


                                        By:      DLJ Capital Corporation,
                                                 General Partner


                                        By:      /s/Paul H. Bartlett
                                           ----------------------------------
                                            Paul H. Bartlett
                                            Attorney in Fact

                               CONSENT OF SPOUSE

     I acknowledge that I have read the foregoing Pledge Agreement and that I know its contents (and the contents of the related Secured Promissory Note and Escrow Agreement). I am aware that by its provisions my spouse agrees to grant a security interest in shares of the Company held of record by my spouse, including my community interest in such shares. I hereby agree that those shares and my interest in them, if any, are subject to the provisions of the Pledge Agreement and that I will take no action at any time to hinder operation of, or violate, the Pledge Agreement.

                                             /s/Patricia Kinion
                                      -----------------------------------
                                      (Signature)